Exhibit 10.2


                                                                   FORM 2

                                                                    4259
                                                                 COMPANY NO.

                            COMPANIES ACT OF GUYANA

                                  (SECTION B)

                          CERTIFICATE OF INCORPORATION



                         GOLD HILL (GUYANA) INCORPORATED
                                NAME OF COMPANY

I hereby certify that the above mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Guyana.


[SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA


                                                   /s/ illegible
                                                   Registrar of Companies

                                                   6th August, 1997
                                                   Date of Incorporation

                            COMPANIES ACT OF GUYANA

                                  (SECTION 5)

                           ARTICLES OF INCORPORATION

1. NAME OF COMPANY:                             COMPANY NO:

   GOLD HILL (GUYANA) INCORPORATED

2. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE COMPANY IS AUTHORIZED TO ISSUE

   1000 (one thousand) shares at $100.00 each

3. RESTRICTION IF ANY ON SHARE TRANSFERS

   Right of pre-emption of other members

4. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

   minimum of 2 but not more than 10

5. RESTRICTIONS IF ANY ON BUSINESS THE COMPANY MAY CARRY ON

   None

6. OTHER PROVISIONS, IF ANY.

   None

                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA

7. INCORPORATORS:                                      DATE: 31 - 7 - 97

   NAMES                    ADDRESS                       SIGNATURE

   Will Black               7901 Flying Cloud Drive       /s/ Will Black
                            Suite 200, Eden Prairie,
                            Minnesota, 55344 U.S.A.

   Giovanni Camporese       1560 Broadway Street          /s/ G. Camporese
                            Port Coquitlam,
                            British Columbia V3C 6E6
                            Canada.




                                                       Certified a True Copy
                                                       /s/ illegible
                                                       Assistant Sworn Clerk
                                                               97-08-18

                                                                          FORM 3

                            COMPANIES ACT OF GUYANA

                            (SECTION 188 (1) AND (2)

                               NOTICE OF ADDRESS

1. NAME OF COMPANY:                          2. COMPANY NO:

   GOLD HILL (GUYANA) INCORPORATED

3. ADDRESS OF REGISTERED OFFICE

   1 Croal Street,
   Stabroek,
   Georgetown,
   Guyana.

4. MAILING ADDRESS

   1 Croal Street,
   Stabroek,
   Georgetown,
   Guyana.

5. IF CHANGE OF ADDRESS, GIVE PREVIOUS ADDRESS OF REGISTERED OFFICE

   Not applicable

                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA

6.  DATE                  SIGNATURE                     TITLE
                                                              31 - 7 - 97
                          /s/ Will Black
                                                        Incorporators

                          /s/ G. Camporese


                                                    Certified a True Copy
                                                    /s/ illegible
                                                    Assistant Sworn Clerk

                                                                          FORM 8

                            COMPANIES ACT OF GUYANA

                              (SECTION 67 AND 75)

                              NOTICE OF DIRECTORS

1. NAME OF COMPANY:                          2. COMPANY NO:

   GOLD HILL (GUYANA) INCORPORATED

3. NOTICE IS GIVEN THAT ON THE          DAY OF JULY, 1997 THE FOLLOWING PERSONS
   WERE APPOINTED AND ARE DIRECTORS OF THE COMPANY AS OF THIS DATE.

NAME                     MAILING ADDRESS               OCCUPATION

Will Black               7901 Flying Cloud Drive       Businessman
                         Suite 200, Eden Prairie,
                         Minnesota, 55344
                         U.S.A.

Giovanni Camporese       1560 Broadway Street,         Businessman
                         Port Coquitlam,
                         British Columbia,
                         V3C 6E6, Canada


                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA


DATE:                    SIGNATURE                     TITLE

31 - 7 - 97              /s/ Will Black
                                                       Incorporators
                         /s/ G. Camporese



                                                       Certified a True Copy
                                                       /s/ illegible
                                                       Assistant Sworn Clerk

                                 COMPANIES ACT
                                 NO. 29 OF 1991

                          CONSENT TO ACT AS DIRECTORS

                                       OF

                        GOLD HILL (GUYANA) INCORPORATED

WE, WILL BLACK of 7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota, 55344 U.S.A. And GIOVANNI CAMPORESE of 1560 Broadway Street, Port Coquitlam, British Columbia, V3C 6E6 Canada do hereby consent to act as Directors of GOLD HILL (GUYANA) INCORPORATED.


                                        /s/ Will Black

                                        /s/ G. Camporese

                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA



DATED this 31st day of July, 1997



                                                        Certified a True Copy
                                                        /s/ illegible
                                                        Assistant Sworn Clerk

                            COMPANIES ACT OF GUYANA
                                 NO. 29 OF 1991

                                 (SECTION 67(1)

                              NOTICE OF SECRETARY

1. NAME OF COMPANY:                          2. COMPANY NO:

   GOLD HILL (GUYANA) INCORPORATED

3. NOTICE IS GIVEN THAT ON THE          DAY OF JULY, 1997 THE FOLLOWING PERSON
   WAS APPOINTED SECRETARY.

   NAME                        MAILING ADDRESS             OCCUPATION

   Giovanni Camporese          1560 Broadway Street,       Businessman
                               Port Coquitlam,
                               British Columbia,
                               V3C 6E6. Canada

4. NOTICE IS GIVEN THAT ON THE          DAY OF JULY, 1997 THE FOLLOWING PERSON
   CEASED TO HOLD OFFICE AS SECRETARY.

   NAME                        MAILING ADDRESS


                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA


5. THE SECRETARY OF THE COMPANY AS OF THIS DATE IS:

   NAME                        MAILING ADDRESS             OCCUPATION

   Giovanni Camporese          1560 Broadway Street,       Businessman
                               Port Coquitlam,
                               British Columbia,
                               V3C 6E6. Canada

6. DATE                        SIGNATURE                   TITLE

   31/7/97                     /s/ Will Black              Incorporators
                               /s/ G. Camporese




                                                     Certified a True Copy
                                                     /s/ illegible
                                                     Assistant Sworn Clerk

                                 COMPANIES ACT

                                 NO. 29 OF 1991

                          CONSENT TO ACT AS SECRETARY

                                       OF

                        GOLD HILL (GUYANA) INCORPORATED

I, GIOVANNI CAMPORESE of 1560 Broadway Street, Port Coquitlam, British Columbia, V3C 6E6, Canada do hereby consent to to act as Secretary of GOLD HILL (GUYANA) INCORPORATED.


                                                  /s/ G. Camporese


                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA


DATED this 31st day of July, 1997



                                                       Certified a True Copy
                                                       /s/ illegible
                                                       Assistant Sworn Clerk

                                 COMPANIES ACT

                                 NO. 29 OF 1991

                           DECLARATION OF COMPLIANCE

I, VIDYANAND PERSAUD of Lot 1 Croal Street, Stabroek, Georgetown, Demerara, being duly sworn, make oath and say as follows:

1. I am the Attorney-at-Law engaged in the formation of GOLD HILL (GUYANA) INCORPORATED, and I say that all the requirements of the Companies Act No. 29 of 1991 in respect of the matters precedent to the registration of the said Company and incidental thereto have been complied with.

2. That none of the Directors are less than 18 years or are of unsound mind.

3. That I make this Declaration conscientiously believing the same to be true and correct and in accordance with the provisions of the Statutory Declarations Act, Chapter 5:09.


                                             /s/ illegible??


DECLARED to at Georgetown, Demerara

on this 31st day of July, 1997


                                [SEAL] REGISTRAR OF JOINT STOCK COMPANIES GUYANA


               BEFORE ME

    /s/ Dr. Pt. Anand:M:Sriram J.P.

A COMMISSIONER FOR OATHS TO AFFIDAVITS

                [SEAL]
      Dr. Pt. Anand:M:Sriram J.P.
         MINISTER OF RELIGION
         COMMISSIONER OF OATHS
         JUSTICE OF THE PEACE
           MARRIAG OFFICER

                                                      Certified a True Copy
                                                      /s/ illegible
                                                      Assistant Sworn Clerk
                                                               97-08-18